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               SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.



                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)
                       September 29, 1997



                   ENSERCH EXPLORATION, INC.
     (Exact name of Registrant as specified in its charter)



     Texas                    1-12905             752421863
(State or other            (Commission        (I.R.S. Employer
jurisdiction of             File Number)      Identification No.)
incorporation)



     2500 City West Boulevard,
            Suite 1400,
          Houston, Texas                             77046
(Address of principal executive offices)          (Zip Code)



                          (281) 271-3100
       (Registrant's telephone number, including Area Code)

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Item 5.  Other Events.

     On September 29, 1997, Enserch Exploration, Inc. ("Company") concluded a transaction in which all of the outstanding adjustable rate mandatorily redeemable preferred securities of MIStS Issuer L.L.C. ("Issuer"), a Company subsidiary, was redeemed at the stated value of $150,000,000. The redemption was funded by a private sale of new issues of equal value of preferred interests of Issuer and preferred stock of EEX Capital Inc. ("EEXC"), also a subsidiary of the Company. The new securities bear a dividend rate (reset quarterly) of LIBOR, plus a spread equal to 300 basis points for the period though
December 31, 1997, with escalation quarterly of 100 basis points through December 31, 1998. The dividend rate on the redeemed securities was LIBOR plus 42.5 basis points. The new securities are redeemable at the option of Issuer and EEXC, in whole or in part, on their respective quarterly dividend payment dates.

     Interest payable on a $150,000,000 intercompany demand note made by the Company in favor of EEXC, and a $75,000,000 intercompany demand note made by EEXC in favor of Issuer will fund the dividends to be paid on the new preferred securities. The Company's guaranty of the EEXC note to Issuer, by its terms, is subordinated to "senior debt" as defined in the Company's Revolving Credit Facility.

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Item 7.   Financial Statements and Exhibits.

     Exhibits

      4.1 Second Amended and Restated Limited Liability
          Company Agreement of MIStS Issuer L.L.C. dated as of September 29, 1997.

      4.2 Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights - Class A Cumulative Perpetual Increasing Dividend Preferred Stock of EEX Capital Inc., dated, and filed with the Delaware Secretary of State on, September 29, 1997.

      4.3 Preferred Stock Registration Rights Agreement dated as of September 29, 1997, by and between EEX
          Capital Inc. and UBS Securities L.L.C.

      4.4 Subscription Agreement among EEX Capital Inc.,
          MIStS Issuer L.L.C., UBS Securities LLC, as
          Placement Agent for the Holders from time to time of the Preferred Securities and Enserch
          Exploration, Inc. (not an issuer), dated as of September 29, 1997.

      4.5 $150,000,000 Subordinated Promissory Note made by
          Enserch Exploration, Inc. in favor of EEX Capital
          Inc., dated September 29, 1997.

      4.6 $75,000,000 Subordinated Promissory Note made by
          EEX Capital Inc. in favor of MIStS Issuer L.L.C., dated September 29, 1997.

      4.7 Amended and Restated Guaranty Agreement of Enserch
          Exploration, Inc., dated as of September 29, 1997.

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Enserch Exploration, Inc.



Date:  October 6, 1997             By:  /s/ J. T. Leary
                                        -------------------------
                                        J. T. Leary
                                        Vice President,
                                        Finance and Treasurer